SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    April 1, 1996
                                                 ---------------------


                        NORTEK, INC.
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          (Exact name of registrant as specified in its charter)



        Delaware                   1-6112              05-0314991
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(State or Other Jurisdiction     (Commission           (IRS Employer
  of Incorporation)             File Number)       Identification No.)




50 Kennedy Plaza, Providence, RI  02903-2360
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           (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:  (401) 751-1600
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                                N/A
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       (Former name or former address, if changed since last report)


Item 5.   Other Events

      On April 1, 1996, the Board of Directors of Nortek, Inc. (the "Company") voted to amend and restate the Company's Rights Agreement (the April 1, 1996 Agreement being referred to herein as the "Second Amended and Restated Rights Agreement") between the Company and State Street Bank and Trust Company, as Rights Agent. The events preceding this amendment and restatement are as follows:

      On March 31, 1986, the Company initially declared a dividend distribution of one preference stock purchase right (a "Right"' collective, the "Rights") for every outstanding share of Common Stock, $1.00 par value (the "Common Stock") of the Company. The distribution was payable on April 11, 1986 (the "Divided Record Date") to the shareholders of record at the close of business on the Divided Record Date. On March 18, 1991, the Company amended and restated the Rights Agreement adopted on March 31, 1986 between the Company and State Street Bank and Trust Company, as Rights Agent (the March 18,1991 Agreement being referred to herein as the "Amended and Restated Rights Agreement"). As of October 6, 1993, the Company amended the Amended and Restated Rights Agreement as provided in Amendment No. 1 to the Amended and Restated Rights Agreement. As of September 27, 1995, the Company further amended the Amended and Restated Rights Agreement as provided in Amendment No. 2 to the Amended and Restated Rights Agreement.

     The Second Amended and Restated Rights Agreement, sets forth the terms
of  the  Rights.   It  is  filed  as  Exhibit  1  attached  hereto  and  is
incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

(c)  Exhibits:

     1. Second Amended and Restated Rights Agreement dated as of April 1, 1996, ("Second Amended and Restated Rights Agreement") between the Company and State Street Bank and Trust Company, as Rights Agent.

     2. Form of Rights Certificate (attached as Exhibit B to the Second Amended and Restated Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Second Amended and Restated Rights Agreement).

                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   NORTEK, INC.


Date:  April 2, 1996               By:  /s/Richard L. Bready
                                        --------------------
                                        Title:  Chairman


EXHIBIT INDEX


     The following designated exhibits are filed herewith:   Page Number

Exhibit

1.  Second Amended and Restated Rights Agreement                 5
    dated as of April 1, 1996 ("Second Amended and Restated Rights Agreement") between the Company and State Street Bank and Trust Company, as Rights Agent.

2.  Form of Rights Certificate (attached as
    Exhibit B to the Second Amended and Restated
    Rights Agreement).  Pursuant to the Rights
    Agreement, printed Rights Certificates will
    not be mailed until the Distribution Date (as
    defined in the Rights Agreement).                          51